Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

Note 9. Property, Plant and Equipment

	Estimated	Depreciation
	Useful Life (a)	Rates (a)	December 31,
	(Years)	(%)	2012	2011

			(Millions)

Nonregulated:
Natural gas gathering and processing facilities	5 - 40		$7,000	$6,024
Construction in progress	(b)		1,599	353
Other	3 - 45		745	500
Regulated:
Natural gas transmission facilities		1.01 - 6.82	9,963	9,593
Construction in progress		(b)	337	199
Other		.18 - 33.33	1,418	1,391
Total property, plant, and equipment, at cost			$21,062	$18,060
Accumulated depreciation and amortization			(6,775)	(6,238)
Property, plant, and equipment - net			$14,287	$11,822

_______

(a)       Estimated useful life and depreciation rates are presented as of December 31, 2012. Depreciation rates for regulated assets are prescribed by the FERC.

(b)       Construction in progress balances not yet subject to depreciation.

Depreciation and amortization expense for property, plant and equipment – net was $670 million, $618 million and $577 million in 2012, 2011 and 2010, respectively.

Regulated property, plant and equipment – net includes approximately $825 million and $865 million at December 31, 2012 and 2011, respectively, related to amounts in excess of the original cost of the regulated facilities within our gas pipeline businesses as a result of our prior acquisitions. This amount is being amortized over 40 years using the straight-line amortization method. Current FERC policy does not permit recovery through rates for amounts in excess of original cost of construction.

Asset Retirement Obligations

Our accrued obligations relate to underground storage caverns, offshore platforms, fractionation and compression facilities, gas gathering well connections and pipelines, and gas transmission facilities. At the end of the useful life of each respective asset, we are legally obligated to plug storage caverns and remove any related surface equipment, to restore land and remove surface equipment at gas processing, fractionation and compression facilities, to dismantle offshore platforms, to cap certain gathering pipelines at the wellhead connection and remove any related surface equipment, and to remove certain components of gas transmission facilities from the ground.

The following table presents the significant changes to our asset retirement obligations:

	December 31,
	2012	2011

	(Millions)
Beginning balance	$570	$496
Liabilities incurred	8	4
Liabilities settled	(44)	(46)
Accretion expense	43	39
Revisions(1)	(1)	77
Ending balance	$576	$570

_______

(1)       The 2012 revision primarily reflects a decrease in removal cost estimates, which is among several factors considered in the annual review process, including inflation rates, current estimates for removal cost, discount rates, and the estimated remaining life of the assets. The revision in 2011 is primarily due to increases in the inflation rate and estimated removal costs. The 2012 and 2011 revisions also include increases of $13 million and $39 million, respectively, related to changes in the timing and method of abandonment on certain of Transco's natural gas storage caverns that were associated with a leak in 2010.

Pursuant to its 2008 rate case settlement, Transco deposits a portion of its collected rates into an external trust (ARO Trust) that is specifically designated to fund future AROs. Transco was also required to make annual deposits into the trust through 2012. (See Note 13.)